Exhibit 10.1

EXECUTION VERSION

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”), is entered into as of July 11, 2025, among PERMEX PETROLEUM CORPORATION, a corporation formed under the laws of the Province of British Columbia, Canada (the “Borrower”; together with each other Person joined as a “Obligor” to this Security Agreement, individually an “Obligor” and collectively the “Obligors”) and KENT LINDEMUTH, in its capacity as Collateral Agent (in such capacity, the “Collateral Agent”) for the holders of the Debentures (as defined herein) (individually a “Debentureholder” and collectively the “Debentureholders”).

RECITALS

WHEREAS, in connection with the issuance of the 10.00% Senior Secured Convertible Debentures dated as of the date hereof and issued by the Borrower to the Debentureholders (as amended, modified, restated or supplemented from time to time, the “Debentures”), the Debentureholders have agreed to extend credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the execution and delivery of the Debentures, the Borrower has agreed to execute and deliver this Security Agreement to the Collateral Agent for the ratable benefit of the Debentureholders and the other Secured Parties; and

WHEREAS, each Obligor will derive substantial direct and indirect benefits from the making of the credit extensions under the Debentures; and

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Debentures, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “UCC”) are used herein as so defined: Accession, Account, As-Extracted Collateral, Chattel Paper, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Product, Fixture, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Payment Intangible, Proceeds, Securities Account, Software and Supporting Obligation. As used in this Security Agreement and the Debentures,

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding anything to the contrary contained herein, neither the Collateral Agent, any Debentureholder, nor any of their respective Affiliates shall be deemed to be an Affiliate of any Obligor.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978.

“Commercial Tort Claims” has the meaning set forth in the UCC, except that it refers only to such claims that have been asserted in judicial proceedings or are subject to an arbitration.

“Contractual Obligation” means, as applied to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Copyrights” means all United States, and foreign copyrights (including community designs), including copyrights in software and databases, whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications referred to on Schedule 4(h) attached hereto (as such schedule may be amended or supplemented from time to time in accordance with this Security Agreement), (ii) all rights corresponding thereto throughout the world, (iii) all rights to sue for past, present and future infringements thereof, and (iv) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Excluded Property” means, collectively, (i) any permit or license or any Contractual Obligation entered into by any Obligor (A) that prohibits or requires the consent of any Person other than the Borrower and its Affiliates which has not been obtained as a condition to the creation by such Obligor of a Lien on any right, title or interest in such permit, license or Contractual Obligation or any equity interests related thereto or (B) to the extent that any applicable law thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent, and for as long as, such prohibition is not terminated, waived or rendered unenforceable or otherwise deemed ineffective by the UCC, any other law or any principle of equity (it being expressly acknowledged and agreed that “Excluded Property” shall not include the proceeds thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition), (iii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed), (iv) governmental licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that the Collateral Agent may not validly possess a security interest therein under, or such security interest is restricted by, applicable laws (including, without limitation, rules and regulations of any governmental authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffective under the UCC or other applicable law notwithstanding such prohibition (but excluding proceeds of any such governmental license), or otherwise require consent thereunder (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law), (v) any motor vehicles, aircraft and other property or assets subject to certificates of title, and letter of credit rights less than $50,000 in the aggregate (in each case, except if the perfection of the security interest in such property may be accomplished solely by filing a UCC financing statement), (vi) all Real Property owned in fee, other than any Real Property in value in excess of $500,000, and (vii) any assets with respect to which Collateral Agent has determined by written notice to Borrower that the cost of obtaining a Lien in such assets is excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby; provided, however, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

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“Intellectual Property” means, collectively, the Copyrights, the Patents, the Trademarks, and the IP Licenses.

“IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

“IP Licenses” means all Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property.

“Mortgage” means a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) granting a security interest in real property executed and delivered by any Obligor, in the forms attached hereto as Exhibit D or Exhibit E, as the context may require, in each case with such changes thereto as may be recommended by Collateral Agent’s local counsel based on local laws or customary local mortgage or deed of trust practices.

“Obligations” means all obligations of every nature of each Obligor, including obligations from time to time owed to the Collateral Agent and the Debentureholders (or any one of them individually) or any other Person required to be indemnified, under any Transaction Document, whether for principal, interest (including interest which, but for the filing of a petition in a bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in each case, with respect to such Obligor, would have accrued on any Obligation, whether or not a claim is allowed against such Obligor for such interest in the related proceeding), premium, payments for fees, expenses, indemnification or otherwise.

“Patents” means all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (i) each patent and patent application referred to on Schedule 4(h) attached hereto (as such schedule may be amended or supplemented from time to time in accordance with this Security Agreement), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit.

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“Real Property” means any estates or interests in real property now owned or hereafter acquired by any Obligor and the improvements thereto.

“Trademarks” means all United States, state, territorial and provincial and foreign trademarks (including, to the extent constituting a trademark or service mark, trade names, corporate names, company names, business names, fictitious business names and internet domain names), service marks, certification marks, collective marks, logos, other source or business identifiers, trade dress and general intangibles of a like nature, all registrations and applications for any of the foregoing including: (i) the registrations and applications referred to on Schedule 4(h) attached hereto (as such schedule may be amended or supplemented from time to time in accordance with this Security Agreement), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Secured Parties” means, collectively, the Collateral Agent and the Debentureholders.

2. Grant of Security Interest in the Collateral.

(a) To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, each Obligor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(i)	all Chattel Paper (including Electronic Chattel Paper);

(ii)	all Commercial Tort Claims;

(iii)	all Copyrights;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures;

(vii)	all General Intangibles;

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(viii)	all Goods;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all IP Licenses;

(xiii)	all Letter-of-Credit Rights;

(xiv)  all agreements, contracts, leases or licenses now or hereafter entered into by an Obligor, as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”), including without limitation, (A) all rights of an Obligor to receive moneys due and to become due under or pursuant to the Assigned Agreements, and (B) to the extent permitted pursuant to applicable law, (x) all rights of an Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (y) claims of an Obligor for damages arising out of or for breach of or default under the Assigned Agreements and (z) the right of an Obligor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(xv)	all Patents;

(xvi)	all Payment Intangibles;

(xvii)	all Securities Accounts;

(xviii)	all Software;

(xix)	all Supporting Obligations;

(xx)	all Trademarks;

(xxi) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain material information relating to any Collateral or are otherwise reasonably necessary or helpful in the collection thereof or realization thereupon;

(xxii) all other personal property of any kind or type whatsoever owned by such Obligor; and

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(xxiii) to the extent not otherwise included, all Accessions, Proceeds and products of any and all of the foregoing.

(b) The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising and (ii) is not to be construed as a present assignment of any Intellectual Property.

(c) Notwithstanding the foregoing, the Collateral shall exclude any and all Excluded Property.

3. Provisions Relating to Accounts, Contracts and Agreements.

(a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of its Accounts, material contracts and material agreements to observe and perform the material conditions and material obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times, except in the case of gross negligence, willful misconduct or bad faith.

(b) Collateral Agent may curtail or terminate the Obligors right to collect the Accounts at any time after the occurrence and during the continuance of an Event of Default upon notice thereof from the Collateral Agent to the Obligors (which may be concurrent). If required by the Collateral Agent at any time after the occurrence and during the continuation of an Event of Default, any payments of Accounts, when collected by the Obligors (i) shall be forthwith (and in any event within five (5) Business Days) deposited by the Obligors in a collateral account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 12 hereof, and (ii) until so turned over, shall be held by the Obligors in trust for the Collateral Agent and the Secured Parties.

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4. Representations and Warranties. Each Obligor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Chief Executive Office; Books & Records; Legal Name; State of Formation. No Obligor has in the four (4) months preceding the Effective Date changed its name, or been party to a merger, consolidation or other change in structure not disclosed on Schedule 4(a) attached hereto.

(b) Ownership. Subject to Permitted Liens, each Obligor is the legal and beneficial owner of its Collateral and, subject to Section 2(d), has the right to pledge the same hereunder.

(c) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing, obtaining possession, the granting of control to the Collateral Agent or otherwise (in each case, to the extent otherwise required by this Security Agreement), shall constitute a valid, perfected security interest in such Collateral (prior to all other Liens on such Collateral except for Permitted Liens), to the extent such security interest can be perfected by (i) filing, obtaining possession, the granting of control or otherwise under the UCC or (ii) by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, free and clear of all Liens except for Permitted Liens.

(d) Consents. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office, and the United States Copyright Office, (iii) obtaining possession or otherwise obtaining control to perfect the Liens created by this Security Agreement, and (iv) compliance with the Federal Assignment of Claims Act or comparable state law (in each case, to the extent otherwise required by this Security Agreement), no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor) is required (A) for the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Obligor or (B) for the perfection of such security interest or the exercise by the Collateral Agent of the rights and remedies provided for in this Security Agreement, in each case except (x) as may be required in connection with the disposition of Investment Property by laws affecting the offering and sale of securities generally and (y) for consents and authorizations that have been obtained or given (as applicable).

(e) Types of Collateral. Except as could not reasonably be expected to have a material adverse effect on such Obligor, none of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Farm Products, Manufactured Homes or standing timber (as such term is used in the UCC).

(f) Inventory. Except as could not reasonably be expected to have a material adverse effect on such Obligor, no Inventory, to the extent they are not Excluded Property of an Obligor is held by a third party (other than an Obligor) pursuant to consignment, sale or return, sale on approval or similar arrangement.

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(g) Intellectual Property.

(i) Except as could not reasonably be expected to have a material adverse effect on such Obligor, the Obligors and their Subsidiaries own, or have the legal right to use, all Intellectual Property necessary for the Obligors and their Subsidiaries, taken as a whole, to conduct their business (collectively, “Active IP”).

(ii) Except as disclosed in Schedule 4(h) attached hereto or as could not reasonably be expected to have a material adverse effect on such Obligor, all registrations with and applications to governmental authorities in respect of such Active IP are valid and in full force and effect.

(iii) Except as could not reasonably be expected to have a material adverse effect on such Obligor, (A) none of the Obligors is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use its Active IP; (B) no claim has been asserted and is pending by any Person challenging or questioning the use of any such Active IP or the validity or effectiveness of any such Active IP, nor do the Obligors or any of their Subsidiaries know of any such claim; and (C) to the knowledge of the Obligors or any of their Subsidiaries, the use of such Active IP by any of the Obligors or any of its Subsidiaries does not infringe on the rights of any Person.

(iv) Except as set forth in Schedule 4(h) attached hereto, for Permitted Liens or as could not reasonably be expected to have a material adverse effect on such Obligor, all Active IP of each Obligor is valid, subsisting, unexpired, has not been abandoned and, to the knowledge of such Obligor, enforceable, and each Obligor is legally entitled to use its Active IP.

(v) Except as could not reasonably be expected to have a material adverse effect on such Obligor, no holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any Active IP of the Obligors, except for decisions made in the ordinary course of Patent and Trademark prosecution.

(vi) No action or proceeding is pending seeking to limit, cancel or question the validity of any Active IP of the Obligors which would reasonably be expected to have a material adverse effect on such Obligor.

(h) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting material Collateral are, to the Obligors’ knowledge, complete, valid, and genuine in all material respects.

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(i) Equipment. With respect to each Obligor’s Equipment, such Obligor has good and marketable title thereto except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on such Obligor.

5. Covenants. Each Obligor covenants that, so long as any of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) remain outstanding or any Transaction Document is in effect, such Obligor shall:

(a) Perfection of Security Interest by Filing, Etc. Execute and deliver to the Collateral Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations, amendments and restatements of existing documents, and any document as may be necessary if the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any portion thereof, in each case, as the Collateral Agent may reasonably request; provided, that no such filings shall be required in any jurisdiction outside of the United States) and do all such other things as the Collateral Agent may reasonably request, in each case (i) to assure to the Collateral Agent its security interests hereunder is perfected (to the extent such perfection is required hereunder), including (A) such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s), (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit A attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit B attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit C attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder to the extent otherwise required under this Security Agreement. Each Obligor hereby authorizes the Collateral Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time deem reasonably necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, any financing statement that describes the Collateral as “all personal property” or “all assets” of such Obligor or that describes the Collateral in some other manner as the Collateral Agent deems reasonably necessary or advisable.

(b) Perfection of Security Interest by Possession. If (i) any amount payable under or in connection with any of the Collateral with a value in excess of $250,000 individually, or $500,000 in the aggregate for all such Collateral, shall be or become evidenced by any Instrument, (ii) any amount payable under or in connection with any of the Collateral with a value in excess of $250,000 individually, or $500,000 in the aggregate for all such Collateral, shall be or become evidenced by any Document, (iii) any amount payable under or in connection with any of the Collateral with a value in excess of $250,000 individually, or $500,000 in the aggregate for all such Collateral, shall be or become evidenced by any Chattel Paper or (iv) any Collateral shall consist of Investment Property in the form of certificated securities, promptly notify the Collateral Agent of the existence of such Collateral and deliver such Instrument, Chattel Paper, Document or Investment Property to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement. Notwithstanding the foregoing, no additional actions shall be required in order to perfect any security interest in any foreign Investment Property.

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(c) Reserved.

(d) Other Liens. Defend its interests in the material Collateral against the claims and demands of all other parties claiming an interest therein (other than those holding a Permitted Lien with a priority that is senior to that of the Collateral Agent’s Lien) and keep the Collateral free from all Liens, except for Permitted Liens. Neither the Collateral Agent nor any Secured Party authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Debenture.

(e) Preservation of Collateral. Keep all material Collateral useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted), except as could not reasonably be expected to have a material adverse effect on such Obligor.

(f) Collateral Held by Warehouseman, Bailee, etc. Upon the occurrence and during the continuance of an Event of Default upon notice thereof from the Collateral Agent to the Obligors (which may be concurrent), if any Collateral in excess of $500,000 in the aggregate, or greater than $250,000 individually is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, (i) notify the Collateral Agent of such possession, (ii) upon the reasonable request of the Collateral Agent, notify such Person of the Collateral Agent’s security interest for the benefit of the Secured Parties in such Collateral.

(g) Covenants Relating to Inventory. Maintain, keep and preserve its Inventory to the extent they are not Excluded Property in good salable condition at its own cost and expense, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on such Obligor.

(h) Covenants Relating to Copyrights.

(i) With respect to each Copyright that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, except as otherwise determined by such Obligor in its reasonable business judgment, as permitted under the Debentures or as could not reasonably be expected to have a material adverse effect on such Obligor, (A) not do any act or knowingly omit to do any act whereby such Copyright may become invalidated, (B) not do any act, or knowingly omit to do any act, whereby such Copyright becomes injected into the public domain; (C) take all necessary steps as it shall deem appropriate under the circumstances to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each such Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D)  take such actions as such Obligor shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

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(i) Covenants Relating to Patents and Trademarks.

(i) With respect to each Trademark that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, except as otherwise determined by such Obligor in its reasonable business judgment, as permitted under the Debentures or as could not reasonably be expected to have a material adverse effect on such Obligor, (A) continue to use such Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark may become invalidated.

(ii) With respect to each Patent that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, except as otherwise determined by such Obligor in its reasonable business judgment, as permitted under the Debentures or as could not reasonably be expected to have a material adverse effect on such Obligor, not do any act, or omit to do any act, whereby any such Patent may become abandoned or dedicated to the public.

(iii) [Reserved].

(iv) With respect to each Patent or Trademark that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, except as otherwise determined by such Obligor in its reasonable business judgment, as permitted under the Debentures or as could not reasonably be expected to have a material adverse effect on such Obligor, take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of such Patents and such Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

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(v) With respect to each Patent or Trademark that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, if such Patent or Trademark is of material economic value, promptly after it learns that any such Patent or Trademark included in the Collateral is materially infringed, misappropriated or diluted by a third party, take such actions as such Obligor shall deem appropriate under the circumstances in its reasonable business judgment to protect such Patent or Trademark, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(j) New Patents, Copyrights and Trademarks. Solely with respect to Intellectual Property owned by the Obligors or their Subsidiaries, within 30 days upon formation of acquisition thereof, provide the Collateral Agent with (i) a listing of all applications for registration, if any, for new Patents or Trademarks (together with a listing of application numbers), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to United States registered Copyrights or Copyrights with respect to which an application is pending, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to United States registered Patents or Patents with respect to which an application is pending, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to United States registered Trademarks or Trademarks, to the extent they are not Excluded Property, with respect to which an application is pending, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Collateral Agent may reasonably request in a form reasonably acceptable to the Collateral Agent and suitable for recording to evidence the security interest of the Collateral Agent on behalf of the Secured Parties in the Copyright, Patent or Trademark which is the subject of such new application, and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby. For the avoidance of doubt, no filings shall be required to be made on Intellectual Property in any foreign jurisdiction.

(k) [Reserved].

(l) Commercial Tort Claims; Notice of Litigation. (i) Provide to the Collateral Agent within 30 days written notification of any and all such material Commercial Tort Claims having a value in excess of $250,000 of the Obligors and (ii) upon the reasonable request of the Collateral Agent, execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Collateral Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Collateral Agent’s security interest in any material Commercial Tort Claims having a value in excess of $250,000.

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(m) Real Property; Fixtures. Upon the acquisition of any ownership fee interest in Real Property having a fair market value in excess of $1,500,000, each Obligor will promptly (and in any event within five (5) Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) of acquisition) notify Collateral Agent of the acquisition of such Real Property and will grant to Collateral Agent, for the benefit of the Debentureholders, a first priority (subject only to Permitted Liens which are non-consensual Permitted Liens or purchase money Liens) Mortgage on each fee interest in Real Property now or hereafter owned by such Obligor and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to Agent, in connection with the grant of such Mortgage as Collateral Agent shall reasonably request in, including title insurance policies, financing statements, fixture filings and environmental audits and such Obligor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable, documented and out-of-pocket attorneys’ fees and expenses) incurred in connection therewith. Each Obligor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

(n) Regulatory Approvals. Promptly after the occurrence and during the continuance of an Event of Default upon notice thereof from the Collateral Agent to the Obligors (which may be concurrent), and at its expense, execute and deliver, or cause to be executed and delivered, all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may reasonably request and as may be required by law to acquire the consent, approval, registration, qualification or authorization of any other Person deemed reasonably necessary or appropriate for the effective exercise of any of the rights under this Security Agreement.

(o) Insurance. Insure the Collateral of such Obligor as set forth in, and to the extent required by, the Debentures except where failure to do so could not be expected to have a material adverse effect on such Obligor. All proceeds derived from insurance on the Collateral shall be subject to the security interest of the Collateral Agent hereunder.

6. License of Intellectual Property. The Obligors hereby assign, transfer and convey to the Collateral Agent, effective solely upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by any Obligor that relate to the Collateral and any other collateral granted by the Obligors as security for the Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Collateral Agent to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Collateral Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Obligors. Notwithstanding anything in this Security Agreement or any other Loan Document to the contrary, in no event shall Collateral Agent be permitted to license any Patent after the occurrence and continuance of an Event of Default.

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7. Special Provisions Regarding Inventory. Notwithstanding anything to the contrary contained in this Security Agreement, each Obligor may, unless and until an Event of Default occurs and is continuing and the Collateral Agent instructs such Obligor otherwise, without further consent or approval of the Collateral Agent, use, consume, sell, lease and exchange its Inventory in the ordinary course of its business, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent.

8. Performance of Obligations; Advances by Collateral Agent. Upon the occurrence of an Event of Default and during continuation thereof, resulting from the failure of any Obligor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, and shall constitute additional Obligations unless such actions taken by the Collateral Agent result from gross negligence, willful misconduct or bad faith. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or the other Transaction Documents. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained and except in the event of gross negligence, willful misconduct or bad faith on behalf of the Collateral Agent.

9. Events of Default.

The occurrence of an event which under the Debentures would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).

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10. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Collateral Agent shall have for the benefit of the Secured Parties, in addition to the rights and remedies provided herein, in the Transaction Documents or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, but subject to the last sentence of clause (c) below, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Collateral Agent at the expense of the Obligors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting the sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Collateral Agent’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 8.2 of the Debentures at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent may further postpone such sale by announcement made at such time and place.

(b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, the Collateral Agent shall have the right to enforce any Obligor’s rights against any account debtors and obligors on such Obligor’s Accounts. After the occurrence and during the continuance of an Event of Default, to the extent reasonably required by the Collateral Agent, each Obligor agrees to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Collateral Agent to exercise its rights and remedies (or be able to exercise its rights and remedies at some future date) with respect to any Accounts of such Obligor where the account debtor is a Governmental Authority. The Collateral Agent and the Secured Parties shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance except in the case of gross negligence, willful misconduct or bad faith.

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(c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Collateral Agent exercises its right to take possession of the Collateral, each Obligor shall also at its expense perform any and all other steps reasonably requested by the Collateral Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Collateral Agent, appointing overseers for the Collateral and maintaining inventory records. Notwithstanding the foregoing and clause (a)(i) above, the Collateral Agent acknowledges and agrees that any right provided in such clause (a)(i) or this clause (c) to enter and remain upon any premises of any Obligor that is leased from a third party landlord shall be subject to any rights or restrictions contained in the applicable lease for such premises and any rights of the landlord under applicable law.

(d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent to exercise any right, remedy or option under this Security Agreement, any other Transaction Document or as provided by law, or any delay by the Collateral Agent in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. To the extent permitted by law, neither the Collateral Agent, the Secured Parties, nor any party acting as attorney for the Collateral Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Secured Parties may have.

(e) [Reserved].

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

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(g) Other Security. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent’s and the Secured Parties’ rights or the Obligations under this Security Agreement or under any other of the Transaction Documents.

11. Rights of the Collateral Agent.

(a) Power of Attorney. Each Obligor hereby designates and appoints (effective after the occurrence and during the continuance of an Event of Default) the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral of such Obligor, all as the Collateral Agent may reasonably determine in respect of such Collateral;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle, adjust or compromise any action, suit or proceeding brought with respect to the Collateral and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

(iv) to endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

(v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

(vi) to adjust and settle claims under any insurance policy relating to the Collateral;

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(vii) to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and Liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

(viii) to institute any foreclosure proceedings that the Collateral Agent may deem appropriate;

(ix) to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Collateral Agent to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Account of an Obligor where the account debtor is a Governmental Authority; and

(x) to do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) remain outstanding or any Transaction Document is in effect. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so except if failure to do so or delay in doing so results from gross negligence, willful misconduct or bad faith. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to perfect, protect, preserve and realize upon its security interest in the Collateral.

(b) Assignment by the Collateral Agent. The Collateral Agent may from time to time assign the Obligations or any portion thereof and/or the Collateral or any portion thereof to a successor Collateral Agent in accordance with the terms of the Debentures, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

(c) The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. Notwithstanding the foregoing, the Collateral Agent and the Secured Parties agree not to create a security interest for the benefit of its creditors in any Collateral in its possession or control. In the event of a public or private sale of Collateral pursuant to Section 10 hereof, the Collateral Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

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12. Application of Proceeds. After the exercise of remedies by the Collateral Agent pursuant to the Debentures (or after the extensions of credit (with accrued interest thereon) and all other amounts under the Transaction Documents shall automatically become due and payable in accordance with the terms of such Section), any proceeds of the Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Obligations in the order set forth in the Debentures, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such proceeds in the Collateral Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

13. [Reserved].

14. Continuing Agreement.

(a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) remain outstanding or any Transaction Document is in effect. Upon such payment and termination, this Security Agreement shall be automatically terminated and all of the Liens and security interests granted hereunder shall be automatically released and the Collateral Agent and the Secured Parties shall, upon the request and at the expense of the Obligors, forthwith execute and/or deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination and release. Notwithstanding the foregoing, all indemnities provided hereunder or under the Debenture shall survive termination of this Security Agreement.

(b) Any of the Collateral sold, transferred or otherwise disposed of by any Obligor to a Person in a transaction permitted by the Debenture, shall be transferred free of the security interest created hereby on such Collateral, and such security interest shall automatically terminate upon such permitted disposition. The Collateral Agent, at the request and sole expense of such Obligor, shall execute and deliver to such Obligor all releases or other documents reasonably requested by such Obligor to evidence such release of the Liens created hereby on such Collateral.

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(c) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event that payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.

15. Amendments; Waivers; Modifications. None of the terms or provisions of this Secured Agreement may be waived, amended, supplemented or otherwise modified except in writing by the Borrower and the Collateral Agent; provided, however, that schedules to this Security Agreement may be supplemented in each case duly executed by each Obligor directly affected thereby.

16. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns; provided, however, that no party hereto may assign its rights or delegate its duties hereunder except as permitted by the Debentures.

17. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 8.2 of the Debenture.

18. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of the Security Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Collateral Agent.

19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

20. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Electronic Execution. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The terms of Sections 8.11, 8.12 and 8.15 of the Debentures are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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21. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

22. Entirety. This Security Agreement and the other Transaction Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Security Agreement, the other Transaction Documents or the transactions contemplated herein and therein.

23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the other Transaction Documents.

24. Joint and Several Obligations of Obligors.

(a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Debentureholders under the Debentures, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

(b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Transaction Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

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21

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	PERMEX PETROLEUM CORPORATION,

	By:	/s/ Bradley Taillon
	Name:	Bradley Taillon
	Title:	CEO

[Signature Page to Security Agreement (Permex)]

Collateral Agent:

/s/ Kent Lindemuth
KENT LINDEMUTH

[Signature Page to Security Agreement (Collateral Agent)]

SCHEDULE 4(a)

NAME CHANGES/CHANGES IN

CORPORATE STRUCTURE

None.

SCHEDULE 4(h)

INTELLECTUAL PROPERTY

(A) Copyrights

None.

(B) Copyright Licenses

None.

(C) Patents

None.

(D) Patent Licenses

None.

(E) Trademarks

None.

(F) Trademark Licenses

None.

EXHIBIT A

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

Pursuant to the Security Agreement dated as of July 11, 2025 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and [__], as Collateral Agent (the “Collateral Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in the copyrights and copyright applications shown on Schedule 1 attached hereto (the “Copyrights”) to the Collateral Agent for the ratable benefit of the Secured Parties and the undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of such Obligor in and to the Copyrights.

The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Copyrights (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Copyright. In the event of a conflict between this Notice (defined below) and the Security Agreement, the Security Agreement shall control.

THIS NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (this “Notice”) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[OBLIGOR]

By:
Name:
Title:

Acknowledged and Accepted:

[__],
as Collateral Agent

By:
Name:
Title:

Schedule 1

Registered Copyrights

EXHIBIT B

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

Pursuant to the Security Agreement dated as of July 11, 2025 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and [__], as Collateral Agent (the “Collateral Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in the patents, and patent applications shown on Schedule 1 attached hereto (the “Patents”) to the Collateral Agent for the ratable benefit of the Secured Parties and the undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of such Obligor in and to the Patents.

The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Patents (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Patent. In the event of a conflict between this Notice (defined below) and the Security Agreement, the Security Agreement shall control.

THIS NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (this “Notice”) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[OBLIGOR]

By:
Name:
Title:

Acknowledged and Accepted:

[__],
as Collateral Agent

By:
Name:
Title:

Schedule 1

Patents

EXHIBIT C

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

Pursuant to the Security Agreement dated as of July 11, 2025 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and [__], as Collateral Agent (the “Collateral Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in the trademarks and trademark applications shown on Schedule 1 attached hereto (the “Trademarks”) to the Collateral Agent for the ratable benefit of the Secured Parties and the undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of such Obligor in and to the Trademarks; provided that, in no event shall Trademarks include any “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law.

The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Trademarks (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Trademark. In the event of a conflict between this Notice (defined below) and the Security Agreement, the Security Agreement shall control.

THIS NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (this “Notice”) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[OBLIGOR]

By:
Name:
Title:

Acknowledged and Accepted:

[__],
as Collateral Agent

By:
Name:
Title:

Schedule 1

Registered Trademarks

EXHIBIT D

[FORM OF]

MORTGAGE

EXHIBIT E

[FORM OF]

DEED OF TRUST